UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


                Date of Report (Date of earliest event reported)
                                 July 31, 2006


                                 UBIQUITEL INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                   000-30761              23-3017909
    (State of Incorporation)    (Commission File Number)   (I.R.S. Employer
                                                          Identification No.)

       One West Elm Street, Suite 400, Conshohocken, PA          19428
           (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (610) 832-3300


          (Former name or former address, if changed since last report)

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

     On July 31, 2006, PricewaterhouseCoopers LLP ("PwC"), the independent registered public accounting firm for UbiquiTel Inc. ("UbiquiTel") and its subsidiaries, including UbiquiTel Operating Company, resigned as the independent registered public accounting firm for UbiquiTel. KPMG LLP ("KPMG"), the independent registered public accounting firm for Sprint Nextel Corporation ("Sprint Nextel"), was selected by UbiquiTel's board of directors to replace PwC. UbiquiTel is a subsidiary of Sprint Nextel.

     PwC's reports on UbiquiTel's consolidated financial statements as of and for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended December 31, 2005 and 2004 and through July 31, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission have occurred during the fiscal years ended December 31, 2005 and 2004 and through July 31, 2006.

     UbiquiTel has requested PwC to furnish UbiquiTel with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the above statements. A copy of PwC's letter, dated August 2, 2006, is attached as Exhibit 16 to this Form 8-K.

     During the fiscal years ended December 31, 2004 and 2005 and through July 31, 2006, neither UbiquiTel nor anyone acting on its behalf consulted KPMG regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on UbiquiTel's consolidated financial statements or (2) any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.


Item 9.01.  Financial Statements and Exhibits.

            (d) Exhibits

            16. Letter to the Securities and Exchange Commission from PwC.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        UBIQUITEL INC.




Date:  August 3, 2006               By: /s/ Michael T. Hyde
                                        Michael T. Hyde, Assistant Secretary

                                                                      Exhibit 16



                                  EXHIBIT INDEX


Exhibit
Number         Description

16. Letter to the Securities and Exchange Commission from PwC.